Exhibit 99.1
DemandTec Announces Second Quarter Fiscal Year 2011 Financial Results
San Mateo, Calif. — September 30, 2010— DemandTec, Inc. (NASDAQ: DMAN), today announced financial results for the second quarter of fiscal year 2011 ended August 31, 2010.
“We are seeing a more consumer-centric philosophy among the best global retailers as they face the challenging task of retaining their best shoppers and attracting new ones,” said Dan Fishback, President and Chief Executive Officer of DemandTec. “Our financial results in the quarter reflect how nextGEN can facilitate a greater collaboration between retailers and their ecosystem of trading partners to help our customers meet these challenges.”
Financial Highlights
Revenue
•	Revenue was $20.4 million in the second quarter of fiscal 2011, compared to $19.8 million in the second quarter of fiscal year 2010 and a 13% increase from $18.0 million in the first quarter of fiscal 2011.
Gross Profit
•	GAAP gross profit was $13.3 million in the second quarter of fiscal 2011, compared to gross profit of $13.5 million in the second quarter of fiscal 2010.

•	Non-GAAP gross profit, which excludes stock-based compensation expense and amortization of purchased intangibles, was $14.2 million in the second quarter of fiscal 2011, representing a non-GAAP gross margin of 69.9%, compared to $14.5 million in the second quarter of fiscal 2010, which represented a non-GAAP gross margin of 73.2%.
GAAP Operating and Net Loss
•	GAAP loss from operations was $2.8 million in the second quarter of fiscal 2011, compared to a GAAP loss from operations of $3.3 million in the second quarter of fiscal 2010.

•	GAAP net loss was $2.9 million, or ($0.09) per share in the second quarter of fiscal 2011, compared to a GAAP net loss of $3.1 million, or ($0.11) per share, in the second quarter of fiscal 2010.
Non-GAAP Operating and Net Income
•	Non-GAAP operating income, which excludes $2.6 million in stock-based compensation expense and $757,000 in amortization of purchased intangible assets, was $539,000 in the second quarter of fiscal 2011, compared to non-GAAP operating income of $606,000 in the second quarter of fiscal 2010.

•	Non-GAAP net income was $538,000, or $0.02 per diluted share, in the second quarter of fiscal 2011, compared to non-GAAP net income of $750,000, or $0.02 per diluted share, in the second quarter of fiscal 2010.

Balance Sheet
•	Cash, cash equivalents and marketable securities at the end of the second quarter of fiscal 2011 totaled $67.7 million, an increase of approximately $6.4 million from the end of the first quarter of fiscal 2011.

•	The company generated $9.3 million in cash flow from operations and invested $2.2 million in capital expenditures, resulting in free cash flow of $7.1 million in the second quarter of fiscal 2011.
Conference Call Information
DemandTec will host a conference call today, September 30, 2010 at 5:00 p.m. ET (2:00 p.m. PT) to discuss the company’s financial results and financial guidance. Those interested in participating in the call should dial 866-225-8754. A replay of the conference call will be available by calling 303-590-3030 using passcode 4361526 starting at approximately 8:00 p.m. ET on Thursday, September 30, 2010 and ending on Thursday, October 7, 2010. In addition, an archived webcast will be available on the Investor Relations page of the company’s website at http://investor.demandtec.com.
About DemandTec
DemandTec (NASDAQ: DMAN) connects more than 280 retailers and consumer products companies through the DemandTec TradePoint Network™, providing common tools to transact, interact, and collaborate on core merchandising and marketing activities. DemandTec’s software services enable customers to achieve their sales volume, revenue, shopper loyalty, and profitability objectives. DemandTec customers have collaborated on more than 3.5 million trade deals. DemandTec software services utilize a science-based software platform to model and understand consumer behavior. DemandTec customers include leading retailers and consumer products companies such as Ahold USA, Best Buy, ConAgra Foods, Delhaize America, General Mills, H-E-B Grocery Co., The Home Depot, Hormel Foods, Monoprix, PETCO, Safeway, Sara Lee, Target, Walmart, and WH Smith.
Forward-Looking Statements
This press release contains forward-looking statements regarding DemandTec’s expectations, hopes, plans, intentions or strategies, including statements about the company’s future financial performance, financial condition or results of operations, statements as to the plans of management for future operations, and statements as to management’s beliefs regarding the market’s interest in DemandTec’s solutions. We may, in some cases, use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” and similar expressions to identify these forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include changes in our pricing policies or those of our competitors, fluctuations in demand for our software, our ability to develop and implement in a timely manner new software and enhancements that meet customer requirements, any significant changes in the competitive dynamics of our market, including new entrants or substantial discounting of products, general economic conditions in the retail and consumer products markets, the impact of the recent global economic crisis or other adverse economic conditions, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact DemandTec’s business are set forth in DemandTec’s Annual Report on Form 10-K, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future products, features or related specifications that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. DemandTec reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Measures” as well as the related tables. We anticipate disclosing forward-looking non-GAAP financial information in our conference call to discuss our second quarter of fiscal year 2011 results, including an estimate of non-GAAP operating income and net earnings per share for the third quarter and full year fiscal 2011 that excludes stock-based compensation expenses and amortization of purchased intangible assets. We cannot readily estimate our expected stock-based compensation expenses for these future periods as they depend upon such factors as our future stock price for purposes of computation.
A copy of this press release can be found on the investor relations page of DemandTec’s website at www.demandtec.com.
DemandTec Investor Contact:
Tim Shanahan
(650) 645-7103
tim.shanahan@demandtec.com
Media Contact:
Armen Najarian, DemandTec, Inc.
(650) 645-7170
armen.najarian@demandtec.com
DemandTec and the DemandTec logo are registered trademarks of DemandTec, Inc. DemandTec TradePoint Network is a trademark of DemandTec, Inc.
Source: DemandTec, Inc. (DMAN)

	DemandTec, Inc.
	Condensed Consolidated Balance Sheets
	(in thousands)
	August 31,	February 28,
	2010	2010
	(Unaudited)
Current assets:
Cash and cash equivalents	$12,591	$21,335
Marketable securities	52,502	36,068
Accounts receivable, net of allowances	12,768	13,984
Other current assets	6,013	3,127

Total current assets	83,874	74,514

Marketable securities, non-current	2,616	9,881
Property, equipment and leasehold improvements, net	6,330	4,777
Intangible assets	2,812	4,328
Goodwill	16,599	16,599
Other assets	1,110	563

Total assets	$113,341	$110,662

Current liabilities:
Accounts payable and accrued expenses	$9,007	$12,441
Deferred revenue, current	49,300	38,462
Notes payable, current	8	434
Merger consideration payable	—	1,000

Total current liabilities	58,315	52,337

Deferred revenue, non-current	290	459
Other long-term liabilities	1,221	928

Stockholders’ equity:
Common stock	150,662	145,629
Accumulated other comprehensive income	788	527
Accumulated deficit	(97,935)	(89,218)

Total stockholders’ equity	53,515	56,938

Total liabilities and stockholders’ equity	$113,341	$110,662

	DemandTec, Inc.
	Condensed Consolidated Statements of Operations
	(in thousands, except per share data)
	(unaudited)
	Three Months Ended August 31,		Six Months Ended August 31,
	2010	2009	2010	2009
Revenue	$20,388	$19,796	$38,433	$39,341
Cost of revenue	7,082	6,300	14,196	13,004

Gross profit	13,306	13,496	24,237	26,337

Operating expenses:
Research and development	7,774	7,997	15,546	16,153
Sales and marketing	5,662	5,414	11,987	10,845
General and administrative	2,428	2,786	4,840	5,160
Restructuring charges	—	—	—	278
Amortization of purchased intangible assets	291	588	583	1,177

Total operating expenses	16,155	16,785	32,956	33,613

Loss from operations	(2,849)	(3,289)	(8,719)	(7,276)
Other income, net	52	152	78	436

Loss before provision for income taxes	(2,797)	(3,137)	(8,641)	(6,840)
Provision for income taxes	53	8	76	27

Net loss	$(2,850)	$(3,145)	$(8,717)	$(6,867)

Net loss per share — basic and diluted	$(0.09)	$(0.11)	$(0.29)	$(0.24)

Weighted average shares used in per share calculation, basic and diluted	30,210	28,535	29,994	28,346

	DemandTec, Inc.
	Condensed Consolidated Statements of Cash Flows
	(in thousands)
	(unaudited)
	Three Months Ended August 31,		Six Months Ended August 31,
	2010	2009	2010	2009
Operating activities:
Net loss	$(2,850)	$(3,145)	$(8,717)	$(6,867)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	800	783	1,568	1,551
Stock-based compensation expense	2,631	2,842	5,080	5,260
Amortization of purchased intangible assets	757	1,053	1,514	2,108
Provision for doubtful accounts	25	5	485	5
Other	34	22	(53)	9
Changes in operating assets and liabilities:
Accounts receivable	700	(345)	567	6,395
Prepaid expenses and other current assets	(2,757)	708	(2,556)	660
Other assets	(205)	(275)	(402)	(5)
Accounts payable and accrued liabilities	(2,544)	(783)	(1,684)	486
Accrued compensation	153	926	(1,548)	(1,072)
Deferred revenue	12,537	198	10,669	(7,155)

Net cash provided by operating activities	9,281	1,989	4,923	1,375

Investing activities:
Purchases of property, equipment, and leasehold improvements	(2,157)	(239)	(3,125)	(481)
Purchase of marketable securities	(21,514)	(9,401)	(37,964)	(28,390)
Maturities of marketable securities	13,950	13,500	28,795	40,000
Acquisition of TradePoint	—	—	(426)	—
Acquisition of Connect3	(900)	(1,201)	(900)	(12,544)

Net cash provided by (used in) investing activities	(10,621)	2,659	(13,620)	(1,415)

Financing activities:
Proceeds from issuance of common stock	204	544	890	1,387
Payment of employee withholding tax in lieu of issuing common stock	—	—	(937)	—
Payments on notes payable	—	—	—	(1,286)

Net cash provided by (used in) financing activities	204	544	(47)	101

Effect of exchange rate changes on cash and cash equivalents	6	19	—	36

Net increase (decrease) in cash and cash equivalents	(1,130)	5,211	(8,744)	97
Cash and cash equivalents at beginning of period	13,721	28,458	21,335	33,572

Cash and cash equivalents at end of period	$12,591	$33,669	$12,591	$33,669

	DemandTec, Inc.
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(in thousands, except per share data)
	(unaudited)
	Three Months Ended August 31,		Six Months Ended August 31,
	2010	2009	2010	2009
GAAP cost of revenue	$7,082	$6,300	$14,196	$13,004
Deduct:
Stock-based compensation	(476)	(523)	(828)	(941)
Amortization of purchased intangible assets	(466)	(465)	(931)	(931)

Non-GAAP cost of revenue	$6,140	$5,312	$12,437	$11,132

GAAP gross profit	$13,306	$13,496	$24,237	$26,337
Add back:
Stock-based compensation	476	523	828	941
Amortization of purchased intangible assets	466	465	931	931

Non-GAAP gross profit	$14,248	$14,484	$25,996	$28,209

GAAP gross margin	65.3%	68.2%	63.1%	66.9%
Add back:
Stock-based compensation	2.3%	2.6%	2.1%	2.4%
Amortization of purchased intangible assets	2.3%	2.4%	2.4%	2.4%

Non-GAAP gross margin	69.9%	73.2%	67.6%	71.7%

GAAP research and development expense	$7,774	$7,997	$15,546	$16,153
Deduct stock-based compensation	(844)	(948)	(1,549)	(1,804)

Non-GAAP research and development expense	$6,930	$7,049	$13,997	$14,349

GAAP sales and marketing expense	$5,662	$5,414	$11,987	$10,845
Deduct stock-based compensation	(675)	(652)	(1,407)	(1,271)

Non-GAAP sales and marketing expense	$4,987	$4,762	$10,580	$9,574

GAAP general and administrative expense	$2,428	$2,786	$4,840	$5,160
Deduct stock-based compensation	(636)	(719)	(1,296)	(1,244)

Non-GAAP general and administrative expense	$1,792	$2,067	$3,544	$3,916

GAAP total operating expense	$16,155	$16,785	$32,956	$33,613
Deduct:
Stock-based compensation	(2,155)	(2,319)	(4,252)	(4,319)
Restructuring charges	—	—	—	(278)
Amortization of purchased intangible assets	(291)	(588)	(583)	(1,177)

Non-GAAP total operating expense	$13,709	$13,878	$28,121	$27,839

GAAP loss from operations	$(2,849)	$(3,289)	$(8,719)	$(7,276)
Add back:
Stock-based compensation	2,631	2,842	5,080	5,260
Restructuring charges	—	—	—	278
Amortization of purchased intangible assets	757	1,053	1,514	2,108

Non-GAAP income (loss) from operations	$539	$606	$(2,125)	$370

GAAP net loss	$(2,850)	$(3,145)	$(8,717)	$(6,867)
Add back:
Stock-based compensation	2,631	2,842	5,080	5,260
Restructuring charges	—	—	—	278
Amortization of purchased intangible assets	757	1,053	1,514	2,108

Non-GAAP net income (loss)	$538	$750	$(2,123)	$779

GAAP net loss per share	$(0.09)	$(0.11)	$(0.29)	$(0.24)
Non-GAAP net income (loss) per share	$0.02	$0.02	$(0.07)	$0.02

GAAP weighted average shares outstanding	30,210	28,535	29,994	28,346
Add back dilutive effect of common stock equivalents on non-GAAP net income	2,613	4,085	—	4,004

Non-GAAP weighted average shares outstanding	32,823	32,620	29,994	32,350

GAAP cash flow from operations	$9,281	$1,989	$4,923	$1,375
Deduct purchases of property, equipment and leasehold improvements	(2,157)	(239)	(3,125)	(481)

Non-GAAP free cash flow	$7,124	$1,750	$1,798	$894

Use of Non-GAAP Financial Measures
The accompanying press release dated September 30, 2010 contains non-GAAP financial measures. The above table reconciles the non-GAAP financial measures in the press release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP measures include non-GAAP cost of revenue, gross profit, gross margin, operating expenses, loss from operations, net income (loss), net income (loss) per share amounts, weighted average shares outstanding, and free cash flow.
Our non-GAAP financial measures exclude costs and expenses for (i) amortization of purchased intangibles, (ii) stock-based compensation and (iii) restructuring charges
  Amortization of Purchased Intangible Assets. In accordance with GAAP, we amortize intangible assets acquired in connection with our company and technology acquisitions over the estimated useful lives of the assets. In the case of in-process research and development costs, there is no estimated useful life and, as such, we amortize these costs in full upon the closing of the related acquisition. We exclude the amortization of purchased intangible assets from our non-GAAP financial measures because they (i) result from prior acquisitions, rather than the ongoing operating performance of our business, and (ii) absent additional acquisitions, are expected to decline over time as the remaining carrying amounts of these assets are amortized. We believe excluding these costs helps investors compare our financial performance with that of other companies with different acquisition histories. However, we recognize that amortization costs provide a helpful measure of the financial impact and performance of prior acquisitions and consider our non-GAAP financial measures in conjunction with our GAAP financial results that include amortization costs.
  Stock-Based Compensation Expenses. We exclude stock-based compensation expense associated with equity incentives granted to employees and non-executive directors in our non-GAAP financial measures. While stock-based compensation is a significant component of our expenses, we believe that investors may wish to exclude the effects of stock-based compensation expense in comparing our financial performance with that of other companies.
  Restructuring Charges. We have excluded restructuring charges associated with a reduction in our workforce as a result of synergies gained through our acquisition of Connect3 Systems, Inc., and with an office closure in our non-GAAP financial measures for the first quarter of fiscal 2010. We have excluded expenses associated with these actions because they are non-recurring and because we believe investors may wish to exclude the effects of these actions in evaluating our financial performance for the quarter.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, GAAP financial measures, which should be considered as the primary financial metrics for evaluating our financial performance. Significantly, non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. In addition, our non-GAAP financial measures differ from GAAP measures with the same names, may vary over time and may differ from non-GAAP financial measures with the same or similar names used by other companies. Accordingly, investors should exercise caution when evaluating our non-GAAP financial measures.